UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 12, 2021

Date of Report (Date of earliest event reported)

Can B̅ Corp.

(Exact name of registrant as specified in its charter)

Florida	000-55753	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-595-9544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	CANB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

TWS Agreement

On August 12, 2021, Can B̅ Corp. (the “Company” or “CANB”) and CO Botanicals LLC, a Nevada limited liability company and wholly owned subsidiary of CANB (“COB”) entered into an Equipment Acquisition Agreement (the “TWS Agreement”) with TWS Pharma, LLC, a Wisconsin limited liability company (“TWS Pharma”) and L7 TWS Pharma, LLC, a Wisconsin limited liability company (“L7 TWS” and, collectively with TWS Pharma, “TWS”). Pursuant to the TWS Agreement, COB agreed to purchase certain equipment and inventory from TWS (the “TWS Assets”) for a total purchase price equal to $5,316,774, with $1,250,000 payable via a 12-month promissory note issued by CANB to TWS Pharma with 6% simple interest and monthly payments of $100,000 due per month (the “TWS Note”), and $4,066,774 payable in shares of the Company’s common stock valued at $0.62 per share (the “TWS Shares”); provided, however, that $1,750,000 of the TWS Shares will be withheld in escrow for a period of ninety (90) days from the closing date, which will be deducted from the purchase price should CANB discover any defects or misrepresentations. The first $500,000 of payments of the TWS Note will be secured by 1,000,000 shares of CANB’s common stock to be held in escrow.

It should be noted that $250,000 of the TWS Shares will be issued to third parties to pay the remaining purchase price owed by TWS for purchase of some of the TWS Assets and in settlement of any claims such third parties may have against TWS relating to the TWS Assets. It should also be noted that, due to a scrivener’s error, the TWS Agreement says that TWS is to receive a total of $3,800,000 in TWS Shares directly, but the correct number should be $3,816,774.

TWS agreed to indemnify and hold COB harmless from and against any damages relating to TWS’ breach of any representations or warranties contained in the TWS Agreement, any misrepresentation by TWS in the TWS Agreement, and any liabilities or third party claims relating to TWS or the TWS Assets prior to closing. COB also agreed to indemnify and hold TWS harmless from and against any damages relating to COB’s breach of any representations or warranties contained in the TWS Agreement, any misrepresentation by COB in the TWS Agreement, and any third party claims relating to COB’s ownership of the TWS Assets after closing. The transactions contemplated by the TWS Agreement closed on August 12, 2021.

MCB Agreement

On August 13, 2021 the Company and TN Botanicals LLC, a Nevada limited liability company and wholly owned subsidiary of CANB (“TNB”) entered into an Asset Purchase Agreement (the “MCB Agreement”) with Music City Botanicals, LLC, a Wisconsin limited liability company (“MCB”) pursuant to which TNB agreed to purchase certain equipment, inventory, and intellectual property from MCB (the “MCB Assets”) for a total purchase price equal to $1,394,324, with $498,259 payable in cash and $896,065 payable in shares of the Company’s common stock valued at $0.62 per share (the “MCB Shares”).

MCB agreed to indemnify and hold TNB harmless from and against any damages relating to MCB’s breach of any representations or warranties contained in the MCG Agreement, any misrepresentation by MCB in the MCB Agreement, and any liabilities or third party claims relating to MCB or the MCB Assets prior to closing. TNB also agreed to indemnify and hold MCB harmless from and against any damages relating to TNB’s breach of any representations or warranties contained in the MCG Agreement and any misrepresentation by TNB in the MCB Agreement. The transactions contemplated by the MCB Agreement closed on August 13, 2021.

The TWS Agreement and MCB Agreement contain other representations and warranties common with these types of transactions. The foregoing descriptions of the TWS Agreement and MCB Agreement are qualified in their entirety by the terms of the full text of the TWS Agreement and MCB Agreement, respectively, attached hereto as exhibits.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See item 1.01 regarding the acquisitions of the TWS Assets and the MCB Assets. It should be noted that certain principals of TWS and MCB have pre-existing business relationships with Bradley Lebsock, a significant employee of the Company, and Mr. Lebsock introduced the Company to TWS and MCB.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See item 1.01 regarding the TWS Note and the obligations of the Company relating thereto.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 for discussion of the TWS Shares, TWS Note and MCB Shares. The foregoing securities were issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended, and Regulation D as promulgated under the Securities Act.

Item 8.01 Other Events.

On August 17, 2021, the Company issued a press release announcing the transactions with TWS. A copy of the press release is attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	TWS Agreement
10.2	TWS Note
10.3	MCB Agreement
99.1	Press Release

Forward- Looking Statements

Statements contained in this Current Report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise the presentation or this Current Report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Can B̅ Corp.

Date: August 17, 2021	By:	/s/ Marco Alfonsi
Marco Alfonsi, CEO